[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

MFS(R) RESEARCH GROWTH
AND INCOME FUND

ANNUAL REPORT o AUGUST 31,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o   information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o   information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed-income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael A. Lawless]
    Michael A. Lawless

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of -19.50%, Class B shares -20.03%, Class C shares -20.04%, and Class I shares -19.21%. These results include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -24.39% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -25.01%.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE S&P 500 AND THE LIPPER CATEGORY AVERAGE DURING THIS DIFFICULT PERIOD?

A. Overall it's a more conservative portfolio than the S&P 500 and the average large-cap core fund. Over the past year, as growth stocks retreated and the economy slowed, we positioned the fund more heavily in favor of value stocks. The fund benefited from a lighter emphasis on technology and telecommunications stocks. Avoiding stocks such as JDS Uniphase and Lucent, which are large components of the S&P 500, helped us outpace the index. In addition, we overweighted defensive sectors such as energy and basic materials. Early in the year, we benefited from the increase in oil prices. In particular, oil field services stocks and integrated oil companies such as Conoco produced strong results. Another standout area was the industrial goods and services sector. Of note was our position in Brazilian aircraft manufacturer Embraer-Empresa, which produced impressive performance for the fund.

Q.  WHAT OTHER STOCKS DID WELL FOR THE FUND?

A. Our stock selection in the financial services sector contributed favorably to performance. Moreover, investors began to turn their attention away from tumbling tech stocks and more toward the reasonably steady financial services sector. Additionally, financials performed strongly in the first half of 2001, largely on the strength of seven Federal Reserve Board (the
    Fed) interest rate cuts totaling 3.00%. In this positive environment, the fund's large holdings in financial services stocks such as PNC Financial boosted performance. Significant weightings in government-sponsored enterprises contributed to returns as holdings such as the Federal Home Loan Mortgage Corp. produced strong results during the period. In addition, our exposure to insurance companies such as Arthur J. Gallagher and regional banks such as FleetBoston helped the fund's return. These stocks responded very favorably to an improving pricing environment and the Fed's interest rate cuts.

Q. SINCE THE BEGINNING OF THE YEAR THE FUND'S WEIGHTING IN THE ENERGY SECTOR HAS COME DOWN APPROXIMATELY 4%. WHAT WAS THE REASON FOR THE DECLINE?

A. From a historical standpoint, oil prices remained relatively high and closed the period at around $27 per barrel. However, oil prices dropped roughly $10 from their previous highs as reports of strong inventories and slowing global demand erased the effect of OPEC's production cut in March and Iraq's suspension of its exports in June. Similarly, natural gas prices declined approximately 40% during the period. While the average price was still strong compared to historical levels, it marked a tremendous decline from its winter peak. The key factors affecting the fall in natural gas prices were an expansion of supply, a rising gas rig count, and falling demand due to the slowing U.S. economy. While we like the long-term outlook for many energy companies, these developments led us to reduce our exposure to the sector during the period.

Q.  WHICH HOLDINGS HURT PERFORMANCE?

A. While the fund was significantly underweighted in the technology and telecommunications sectors versus the S&P 500, our holdings in these areas still detracted from total return. After reaching a historic high in early 2000, these sectors were crippled by a combination of a slowing economy, overblown growth expectations, and a massive build-up of inventory. By the end of the period, the technology and telecom sectors rebounded a bit from their lows, but the prospect of accelerating earnings growth remained in doubt. Amid this difficult environment, the fund was hurt most by its positioning in the computer systems industry, in particular an overweighting in the group's more growth-oriented names, such as EMC Corp. and Sun Microsystems, which traded down steeply in the face of slowing technology spending.

Q. SOME PEOPLE ARE SAYING THAT SMALL-CAP STOCKS WILL CONTINUE TO OUTPERFORM LARGE CAPS COMING OUT OF THE DOWNTURN. ARE YOU AT A DISADVANTAGE BECAUSE OF THE PORTFOLIO'S LARGE-CAP BIAS?

A. Historically, small caps have outperformed large-cap stocks in this type of environment, but it's difficult to predict if this sort of market shift can continue. While our focus remains on bottom-up Original Research(SM), our expectation is for value to continue to outperform growth in the near term. Within the value segment of the market, however, we think there will be a much more level playing field between large caps and small caps for the simple reason that if the economic environment worsens, the bigger companies have the asset bases to handle it. Given the sharp declines we've experienced over the past year, many growth companies are beginning to look like value stocks. As a result, we're optimistic that many large-cap growth and value stocks can pick up some momentum over the next year.

Q.  WHAT'S YOUR OUTLOOK FOR THE OVERALL MARKET?

A. In the near term, we think a compelling argument can be made on both sides of the market recovery debate. The bearish argument goes something like this -- corporate profits are down, and interest rate cuts have done very little to spur capital investments. As consumers and businesses face reality and cut back spending, we'll be in for tougher times ahead. The bullish argument suggests that companies have quickly reacted to the slowing environment by cutting inventories and laying off workers. As consumers and companies maintain spending, helped by lower taxes and lower interest rates, businesses will eventually realize that they have gone overboard and will start investing again. Given the uncertain environment in the near term, our focus remains on Original Research and individual stock selection rather than trying to predict the overall direction of the market.

 /s/ Michael A. Lawless

     Michael A. Lawless
     Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Lawless.

Note to shareholders: Effective April 1, 2001, Michael A. Lawless replaced Alec C. Murray as Associate Director of Equity Research.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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FUND FACTS
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OBJECTIVE:                SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL, CURRENT
                          INCOME, AND GROWTH OF INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 2, 1996

CLASS INCEPTION:          CLASS A  JANUARY 2, 1996
                          CLASS B  JANUARY 2, 1997
                          CLASS C  JANUARY 2, 1997
                          CLASS I   JANUARY 2, 1997

SIZE:                     $177.3 MILLION NET ASSETS AS OF AUGUST 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2001. Index information is from January 1, 1996.)

             MFS Research Growth    Standard & Poor's
               and Income Fund         500 Stock
                  - Class A         Composite Index
------------------------------------------------------
1/96              $ 9,425              $10,000
8/97               14,290               15,113
8/98               15,194               16,336
8/99               19,546               22,842
8/00               22,235               26,570
8/01               17,899               20,090


TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                             1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -19.50%  +17.80%  +70.63%  +89.91%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -19.50%  + 5.61%  +11.28%  +11.99%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -24.13%  + 3.55%  + 9.97%  +10.83%
--------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -20.03%  +15.41%  +64.45%  +83.03%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -20.03%  + 4.89%  +10.46%  +11.26%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -23.23%  + 3.98%  +10.19%  +11.16%
--------------------------------------------------------------------------------

CLASS C
                                             1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -20.04%  +15.30%  +64.15%  +82.70%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -20.04%  + 4.86%  +10.42%  +11.23%
--------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -20.84%  + 4.86%  +10.42%  +11.23%
--------------------------------------------------------------------------------

CLASS I
                                             1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -19.21%  +18.89%  +73.25%  +92.83%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -19.21%  + 5.94%  +11.62%  +12.29%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                             1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Average large-cap core fund+                -25.01%  + 6.52%  +10.75%  +10.76%
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#          -24.39%  + 7.14%  +13.33%  +13.10%
--------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2001. Index information is from
    January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                      24.0%
HEALTH CARE                             14.4%
TECHNOLOGY                              11.5%
INDUSTRIAL GOODS & SERVICES             10.0%
ENERGY                                   8.3%

TOP 10 STOCK HOLDINGS

EXXON MOBIL CORP.  4.6%                   ELI LILLY & CO.  3.2%
International oil and gas company         Pharmaceutical and home products company

GENERAL ELECTRIC CO.  3.8%                VIACOM, INC.  2.9%
Diversified manufacturing and             Entertainment, media, and publishing company
financial services conglomerate
                                          ARTHUR J. GALLAGHER & CO.  2.7%
AMERICAN HOME PRODUCTS CORP.  3.6%        Commercial property/casualty insurance
Pharmaceutical and home products company  company

INTEL CORP.  3.5%                         FLEETBOSTON FINANCIAL CORP.  2.7%
Semiconductor manufacturer                Diversified financial services company

PNC FINANCIAL SERVICES GROUP CO.  3.4%    CITIGROUP, INC.  2.6%
Diversified financial services company    Diversified financial services company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 96.0%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 85.2%
  Aerospace - 2.4%
    General Dynamics Corp.                                               29,340       $  2,316,686
    United Technologies Corp.                                            28,820          1,971,288
                                                                                      ------------
                                                                                      $  4,287,974
--------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Harley-Davidson, Inc.                                                22,480       $  1,092,303
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.3%
    Bank of New York Co., Inc.                                           11,200       $    444,640
    Capital One Financial Corp.                                          39,140          2,176,575
    FleetBoston Financial Corp.                                         122,774          4,521,767
    PNC Financial Services Group Co.                                     87,660          5,837,279
                                                                                      ------------
                                                                                      $ 12,980,261
--------------------------------------------------------------------------------------------------
  Business Machines - 2.1%
    International Business Machines Corp.                                29,730       $  2,973,000
    Sun Microsystems, Inc.*                                              64,620            739,899
                                                                                      ------------
                                                                                      $  3,712,899
--------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    Automatic Data Processing, Inc.                                      34,180       $  1,769,157
    TeleTech Holdings, Inc.*                                             63,350            518,836
                                                                                      ------------
                                                                                      $  2,287,993
--------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Praxair, Inc.                                                         4,300       $    202,401
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Dell Computer Corp.*                                                 36,900       $    788,922
    Enterasys Networks, Inc.*                                            42,970            436,146
    Riverstone Networks, Inc.*                                           22,032            208,863
                                                                                      ------------
                                                                                      $  1,433,931
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.5%
    Microsoft Corp.*                                                     76,750       $  4,378,588
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    EMC Corp.*                                                           83,940       $  1,297,712
    Extreme Networks, Inc.*                                               2,150             34,336
                                                                                      ------------
                                                                                      $  1,332,048
--------------------------------------------------------------------------------------------------
  Conglomerates - 3.6%
    General Electric Co.                                                155,780       $  6,383,864
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Fortune Brands, Inc.                                                 39,750       $  1,520,438
    Gillette Co.                                                         34,600          1,060,490
                                                                                      ------------
                                                                                      $  2,580,928
--------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Jefferson Smurfit Corp.                                              95,800       $    208,943
    Owens Illinois, Inc.*                                                25,450            140,738
                                                                                      ------------
                                                                                      $    349,681
--------------------------------------------------------------------------------------------------
  Electronics - 3.3%
    Intel Corp.                                                         210,440       $  5,883,902
--------------------------------------------------------------------------------------------------
  Entertainment - 3.8%
    Clear Channel Communications, Inc.*                                  36,200       $  1,819,774
    Viacom, Inc., "B"*                                                  114,930          4,873,032
                                                                                      ------------
                                                                                      $  6,692,806
--------------------------------------------------------------------------------------------------
  Financial Institutions - 6.4%
    Citigroup, Inc.                                                      98,508       $  4,506,741
    Fannie Mae                                                           34,790          2,651,346
    Freddie Mac Corp.                                                    42,910          2,698,181
    Goldman Sachs Group, Inc.                                             4,800            384,480
    Lehman Brothers Holdings, Inc.                                        5,700            374,205
    Merrill Lynch & Co., Inc.                                            12,600            650,160
                                                                                      ------------
                                                                                      $ 11,265,113
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.2%
    Anheuser-Busch Cos., Inc.                                            65,580       $  2,822,563
    PepsiCo., Inc.                                                       22,289          1,047,583
                                                                                      ------------
                                                                                      $  3,870,146
--------------------------------------------------------------------------------------------------
  Gas - 0.1%
    Air Products & Chemicals, Inc.                                        5,290       $    224,296
--------------------------------------------------------------------------------------------------
  Industrial - 0.3%
    Rockwell International Corp.                                         29,900       $    479,895
--------------------------------------------------------------------------------------------------
  Insurance - 8.0%
    American International Group, Inc.                                   49,407       $  3,863,627
    Arthur J. Gallagher & Co.                                           173,020          4,586,760
    CIGNA Corp.                                                          11,100            999,000
    MetLife, Inc.                                                        44,430          1,355,115
    Safeco Corp.                                                         32,800            986,624
    Willis Group Holdings Ltd.*                                         125,060          2,352,379
                                                                                      ------------
                                                                                      $ 14,143,505
--------------------------------------------------------------------------------------------------
  Machinery - 2.0%
    Danaher Corp.                                                        15,800       $    878,006
    Deere & Co., Inc.                                                    51,020          2,202,533
    W.W. Grainger, Inc.                                                   9,870            417,600
                                                                                      ------------
                                                                                      $  3,498,139
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 11.5%
    American Home Products Corp.                                        109,120       $  6,110,720
    Bristol-Myers Squibb Co.                                             12,360            693,890
    Eli Lilly & Co.                                                      70,800          5,496,204
    Guidant Corp.*                                                       44,080          1,592,170
    Pfizer, Inc.                                                         84,690          3,244,474
    Pharmacia Corp.                                                      53,524          2,119,551
    Schering Plough Corp.                                                27,000          1,029,510
    Zimmer Holdings Inc.*                                                 4,466            121,475
                                                                                      ------------
                                                                                      $ 20,407,994
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.2%
    IMS Health, Inc.                                                     79,350       $  2,112,297
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                                          43,060       $  1,641,447
--------------------------------------------------------------------------------------------------
  Oils - 6.2%
    Conoco, Inc.                                                         52,510       $  1,555,346
    Exxon Mobil Corp.                                                   196,212          7,877,912
    Global Marine, Inc.*                                                 36,690            528,336
    Noble Drilling Corp.*                                                 1,000             27,200
    Santa Fe International Corp.                                         42,000          1,062,600
                                                                                      ------------
                                                                                      $ 11,051,394
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.0%
    Gannett Co., Inc.                                                    56,720       $  3,497,355
--------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Highwoods Properties, Inc.                                           17,490       $    441,972
--------------------------------------------------------------------------------------------------
  Retail - 2.0%
    Home Depot, Inc.                                                     30,300       $  1,392,285
    Lowe's Cos., Inc.                                                    15,400            572,880
    Wal-Mart Stores, Inc.                                                33,400          1,604,870
                                                                                      ------------
                                                                                      $  3,570,035
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    Minnesota Mining & Manufacturing Co. (3M)                             9,200       $    957,720
--------------------------------------------------------------------------------------------------
  Supermarket - 2.5%
    Safeway, Inc.*                                                       99,450       $  4,486,190
--------------------------------------------------------------------------------------------------
  Telecommunications - 2.4%
    Allegiance Telecom, Inc.*                                             1,600       $     19,888
    Charter Communications, Inc.*                                        32,100            648,420
    Qwest Communications International, Inc.                              3,380             72,670
    SBA Communications Corp.*                                            10,260            136,663
    Sprint Corp.                                                        141,700          3,307,278
                                                                                      ------------
                                                                                      $  4,184,919
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.7%
    Advanced Fibre Communications, Inc.*                                 96,590       $  2,342,308
    CIENA Corp.*                                                          5,200             89,024
    EchoStar Communications Corp.*                                       22,500            633,600
                                                                                      ------------
                                                                                      $  3,064,932
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    AES Corp.*                                                            9,000       $    298,080
    Exelon Corp.                                                         46,630          2,545,998
    NiSource, Inc.                                                       30,470            768,149
    Pinnacle West Capital Corp.                                           8,200            365,802
                                                                                      ------------
                                                                                      $  3,978,029
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.6%
    El Paso Corp.                                                        57,385       $  2,788,337
    Enron Corp.                                                          22,590            790,424
    Kinder Morgan Inc.                                                   14,607          1,072,884
                                                                                      ------------
                                                                                      $  4,651,645
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $151,126,602
--------------------------------------------------------------------------------------------------
Foreign Stocks - 10.8%
  Bermuda - 1.6%
    Tyco International Ltd. (Conglomerate)                               54,814       $  2,847,587
--------------------------------------------------------------------------------------------------
  Brazil - 1.6%
    Embraer Aircraft Corp. (Aerospace & Defense)                        106,700       $  2,784,870
--------------------------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)                            63,962       $  2,782,347
--------------------------------------------------------------------------------------------------
  France - 0.3%
    Sanofi-Synthelabo S.A. (Medical & Health Products)                    8,100       $    530,264
--------------------------------------------------------------------------------------------------
  Japan - 0.2%
    Fast Retailing Co. (Retail)                                           2,700       $    341,168
--------------------------------------------------------------------------------------------------
  Netherlands - 1.6%
    ING Groep N.V. (Financial Services)                                  64,806       $  2,046,764
    Unilever N.V. (Food & Beverages)                                     14,200            867,668
                                                                                      ------------
                                                                                      $  2,914,432
--------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Medical & Health Products)                              15,100       $    550,827
    Syngenta AG (Chemicals)*                                             22,360          1,169,540
                                                                                      ------------
                                                                                      $  1,720,367
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.9%
    BP Amoco PLC, ADR (Oils)                                             61,666       $  3,137,566
    Diageo PLC (Food & Beverage Products)*                               71,100            717,301
    Vodafone Group PLC (Telecommunications)*                            695,653          1,388,489
                                                                                      ------------
                                                                                      $  5,243,356
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 19,164,391
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $167,371,035)                                          $170,290,993
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.6%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 9/04/01                          $   357       $    356,890
    Citigroup, Inc., due 9/04/01                                            960            959,706
    General Electric Capital Corp., due 9/04/01                             835            834,744
    Prudential Funding Corp., due 9/04/01                                   659            658,798
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $  2,810,138
--------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.7%
--------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 8/31/01, due 9/04/
      01, total to be received $6,477,648 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                                            $6,475       $  6,475,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $176,656,173)                                     $179,576,131
Other Assets, Less Liabilities - (1.3)%                                                 (2,235,306)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $177,340,825
--------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $176,656,173)            $179,576,131
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         2,761,247
  Cash                                                                  211,223
  Foreign currency, at value (identified cost, $20,756)                  20,756
  Receivable for fund shares sold                                       220,495
  Receivable for investments sold                                     2,464,442
  Interest and dividends receivable                                     251,415
  Other assets                                                            1,687
                                                                   ------------
      Total assets                                                 $185,507,396
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    371,676
  Payable for investments purchased                                   4,908,189
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                        6,182
  Collateral for securities loaned, at value                          2,761,247
  Payable to affiliates -
    Management fee                                                        3,162
    Shareholder servicing agent fee                                         486
    Distribution and service fee                                          3,723
    Administrative fee                                                       85
  Accrued expenses and other liabilities                                111,821
                                                                   ------------
      Total liabilities                                            $  8,166,571
                                                                   ------------
Net assets                                                         $177,340,825
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $171,965,209
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   2,912,794
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     2,497,015
  Accumulated net investment loss                                       (34,193)
                                                                   ------------
      Total                                                        $177,340,825
                                                                   ============
Shares of beneficial interest outstanding                           11,884,287
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $63,318,605 / 4,180,794 shares of
    beneficial interest outstanding)                                $15.15
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                               $16.07
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $91,455,207 / 6,175,929 shares of
    beneficial interest outstanding)                                $14.81
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $22,080,759 / 1,495,799 shares of
    beneficial interest outstanding)                                $14.76
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $486,254 / 31,765 shares of
    beneficial interest outstanding)                                $15.31
                                                                    ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------

Net investment loss:
  Income -
    Dividends                                                      $  2,471,518
    Interest                                                            393,590
    Foreign taxes withheld                                              (40,383)
                                                                   ------------
      Total investment income                                      $  2,824,725
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,290,226
    Trustees' compensation                                               37,883
    Shareholder servicing agent fee                                     198,496
    Distribution and service fee (Class A)                              247,612
    Distribution and service fee (Class B)                            1,040,709
    Distribution and service fee (Class C)                              231,519
    Administrative fee                                                   28,236
    Custodian fee                                                        89,970
    Printing                                                             41,012
    Postage                                                              29,586
    Auditing fees                                                        30,940
    Legal fees                                                            8,252
    Amortization of organization expenses                                   146
    Interest expense                                                      2,446
    Miscellaneous                                                       161,703
                                                                   ------------
      Total expenses                                               $  3,438,736
    Fees paid indirectly                                                (24,147)
                                                                   ------------
      Net expenses                                                 $  3,414,589
                                                                   ------------
        Net investment loss                                        $   (589,864)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  6,947,460
    Foreign currency transactions                                       323,617
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $  7,271,077
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(49,881,131)
    Translation of assets and liabilities in foreign currencies         (36,225)
                                                                   ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $(49,917,356)
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(42,646,279)
                                                                   ------------
          Decrease in net assets from operations                   $(43,236,143)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    2001                       2000
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                   $     (589,864)          $     (602,296)
  Net realized gain (loss) on investments and foreign
    currency transactions                                                    7,271,077               (3,859,546)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                   (49,917,356)              28,868,637
                                                                        --------------           --------------
      Increase (decrease) in net assets from operations                 $  (43,236,143)          $   24,406,795
                                                                        --------------           --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                     $         --             $   (5,596,626)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                               --                 (8,358,049)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                               --                 (1,618,635)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                               --                    (47,760)
                                                                        --------------           --------------
      Total distributions declared to shareholders                      $         --             $  (15,621,070)
                                                                        --------------           --------------
  Net increase (decrease) in net assets from fund share
    transactions                                                        $   14,300,529           $  (13,959,911)
                                                                        --------------           --------------
      Total decrease in net assets                                      $  (28,935,614)          $   (5,174,186)
Net assets:
  At beginning of period                                                   206,276,439              211,450,625
                                                                        --------------           --------------
At end of period (including accumulated net investment loss
of $34,193 and $61,585, respectively)                                   $  177,340,825           $  206,276,439
                                                                        ==============           ==============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                        2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $18.82          $17.87          $14.42          $14.12          $11.13
                                                      ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                            $ 0.02          $ 0.02          $ 0.05          $ 0.09          $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (3.69)           2.26            4.03            0.78            3.02
                                                      ------          ------          ------          ------          ------
    Total from investment operations                  $(3.67)         $ 2.28          $ 4.08          $ 0.87          $ 3.09
                                                      ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                          $ --            $ --            $(0.01)         $(0.03)         $(0.06)
  From net realized gain on investments and
    foreign currency transactions                       --             (1.33)          (0.62)          (0.54)          (0.04)
                                                      ------          ------          ------          ------          ------
    Total distributions declared to
      shareholders                                    $ --            $(1.33)         $(0.63)         $(0.57)         $(0.10)
                                                      ------          ------          ------          ------          ------
Net asset value - end of period                       $15.15          $18.82          $17.87          $14.42          $14.12
                                                      ======          ======          ======          ======          ======
Total return(+)                                       (19.50)%         13.76%          28.64%           6.33%          36.22%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            1.32%           1.28%           1.23%           1.29%           1.51%
  Net investment income                                 0.12%           0.13%           0.30%           0.56%           0.56%
Portfolio turnover                                        78%             74%             96%            101%            106%
Net assets at end of period (000 Omitted)            $63,319         $73,910         $76,635         $52,238         $33,567

(S) Prior to January 1, 2000, the distributor voluntarily waived all or a portion of its distribution fee for the periods indicated below. For the year ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
    Net investment income                                             $ 0.01          $ 0.03          $ 0.07          $ 0.07
    Ratios (to average net assets):
      Expenses##                                                        1.32%           1.33%           1.39%           1.55%
      Net investment income (loss)                                      0.09%           0.20%           0.46%           0.51%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,                              PERIOD ENDED
                                        ---------------------------------------------------------------           AUGUST 31,
                                                2001             2000             1999             1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $18.52           $17.72           $14.40           $14.11               $12.01
                                              ------           ------           ------           ------               ------
Income from investment operations# -
  Net investment loss(S)                      $(0.09)          $(0.09)          $(0.08)          $(0.03)              $(0.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (3.62)            2.22             4.02             0.80                 2.13
                                              ------           ------           ------           ------               ------
    Total from investment operations          $(3.71)          $ 2.13           $ 3.94           $ 0.77               $ 2.11
                                              ------           ------           ------           ------               ------
Less distributions declared to shareholders -
  From net investment income                  $ --             $ --             $ --             $(0.00)+++           $(0.01)
  From net realized gain on
    investments and foreign currency
    transactions                                --              (1.33)           (0.62)           (0.48)                --
  In excess of net investment income            --               --              --                --                  (0.00)+++
                                              ------           ------           ------           ------               ------
    Total distributions declared to
      shareholders                            $ --             $(1.33)          $(0.62)          $(0.48)              $(0.01)
                                              ------           ------           ------           ------               ------
Net asset value - end of period               $14.81           $18.52           $17.72           $14.40               $14.11
                                              ======           ======           ======           ======               ======
Total return                                  (20.03)%          12.98%           27.74%            5.54%               17.56%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    1.97%            1.96%            1.98%            2.03%                2.26%+
  Net investment loss                          (0.53)%          (0.55)%          (0.45)%          (0.19)%              (0.22)%+
Portfolio turnover                                78%              74%              96%             101%                 106%
Net assets at end of period (000
  Omitted)                                   $91,455         $111,380         $112,000          $76,032              $43,069

(S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                                                               $(0.02)
    Ratios (to average net assets):
      Expenses##                                                                                                        2.30%+
      Net investment loss                                                                                              (0.27)%+
  * For the period from the inception of Class B shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------

                                                             YEAR ENDED AUGUST 31,
                                                                                                                PERIOD ENDED
                                        ---------------------------------------------------------------           AUGUST 31,
                                              2001              2000              1999             1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                           CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $18.46            $17.67            $14.36           $14.08               $12.00
                                            ------            ------            ------           ------               ------
Income from investment operations# -
  Net investment loss(S)                    $(0.09)           $(0.09)           $(0.08)          $(0.03)              $(0.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (3.61)             2.21              4.01             0.80                 2.11
                                            ------            ------            ------           ------               ------
      Total from investment
        operations                          $(3.70)           $ 2.12            $ 3.93           $ 0.77               $ 2.09
                                            ------            ------            ------           ------               ------
Less distributions declared to shareholders -
  From net investment income                $ --              $  --             $ --             $(0.00)+++           $(0.01)
  From net realized gain on
    investments and foreign currency
    transactions                              --               (1.33)            (0.62)           (0.49)                --
  In excess of net investment income          --                --                --               --                  (0.00)+++
                                            ------            ------            ------           ------               ------
      Total distributions declared to
        shareholders                        $ --              $(1.33)           $(0.62)          $(0.49)              $(0.01)
                                            ------            ------            ------           ------               ------
Net asset value - end of period             $14.76            $18.46            $17.67           $14.36               $14.08
                                            ======            ======            ======           ======               ======
Total return                                (20.04)%           12.96%            27.66%            5.59%               17.41%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  1.97%             1.96%             1.98%            2.03%                2.26%+
  Net investment loss                        (0.52)%           (0.55)%           (0.46)%          (0.19)%              (0.21)%+
Portfolio turnover                              78%               74%               96%             101%                 106%
Net assets at end of period
  (000 Omitted)                            $22,081           $20,432           $22,074          $13,199               $7,433

(S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                                                               $(0.02)
    Ratios (to average net assets):
      Expenses##                                                                                                        2.30%+
      Net investment loss                                                                                              (0.26)%+
  * For the period from the inception of Class C shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                                                                                                                PERIOD ENDED
                                              ----------------------------------------------------------          AUGUST 31,
                                                   2001            2000            1999             1998               1997*
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $18.95          $17.93          $14.47           $14.16              $12.01
                                                 ------          ------          ------           ------              ------
Income from investment operations# -
  Net investment income(S)                       $ 0.08          $ 0.08          $ 0.09           $ 0.13              $ 0.08
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.72)           2.27            4.05             0.78                2.11
                                                 ------          ------          ------           ------              ------
      Total from investment operations           $(3.64)         $ 2.35          $ 4.14           $ 0.91              $ 2.19
                                                 ------          ------          ------           ------              ------
Less distributions declared to shareholders -
  From net investment income                     $ --            $ --            $(0.06)          $(0.03)             $(0.02)
  From net realized gain on investments and
    foreign currency transactions                  --             (1.33)          (0.62)           (0.57)               --
  In excess of net investment income               --              --              --               --                 (0.02)
                                                 ------          ------          ------           ------              ------
      Total distributions declared to
        shareholders                             $ --            $(1.33)         $(0.68)          $(0.60)             $(0.04)
                                                 ------          ------          ------           ------              ------
Net asset value - end of period                  $15.31          $18.95          $17.93           $14.47              $14.16
                                                 ======          ======          ======           ======              ======
Total return                                     (19.21)%         14.12%          28.95%            6.62%              19.01%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.97%           0.97%           0.98%            1.05%               1.19%+
  Net investment income                            0.47%           0.45%           0.56%            0.80%               0.87%+
Portfolio turnover                                   78%             74%             96%             101%                106%
Net assets at end of period (000 Omitted)          $486            $554            $742           $1,011                $825

(S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
    Net investment income                                                                                             $ 0.08
    Ratios (to average net assets):
      Expenses##                                                                                                        1.22%+
      Net investment income                                                                                            (0.83)%+
  * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Growth and Income Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Debt securities other than short-term obligations which mature in 60 days or less, including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $2,609,352. These loans were collateralized by cash of $2,761,247 which was invested in the following short-term obligations:

                                                      SHARES          VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
  at amortized cost                                2,761,247     $2,761,247

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $23,701 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $446 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2001, accumulated net investment loss decreased by $617,256, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $279,455, and paid-in capital decreased by $337,801, primarily due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets                     0.65%
      Average net assets in excess of $500 million                 0.55%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $9,154 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $55,869 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,775 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15,755 and $23,508 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $4,131, $261,960, and $4,608 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $166,202,611 and $149,314,371, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $177,668,155
                                                               ------------
Gross unrealized appreciation                                  $ 15,949,943
Gross unrealized depreciation                                   (14,041,967)
                                                               ------------
    Net unrealized appreciation                                $  1,907,976
                                                               ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                         --------------------------------          --------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                1,529,375          $26,082,992            1,472,088          $25,310,878
Shares issued to shareholders in
  reinvestment of distributions                 --                   --                312,728            5,203,755
Shares reacquired                         (1,275,797)         (21,619,705)          (2,147,145)         (36,857,511)
                                         -----------          -----------          -----------          -----------
    Net increase (decrease)                  253,578          $ 4,463,287             (362,329)         $(6,342,878)
                                         ===========          ===========          ===========          ===========

Class B shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                         --------------------------------          --------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                1,667,914          $28,238,426            1,198,314          $20,525,331
Shares issued to shareholders in
  reinvestment of distributions                 --                   --                443,847            7,305,773
Shares reacquired                         (1,505,465)         (25,133,000)          (1,949,870)         (32,874,283)
                                         -----------          -----------          -----------          -----------
    Net increase (decrease)                  162,449          $ 3,105,426             (307,709)         $(5,043,179)
                                         ===========          ===========          ===========          ===========

Class C shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                         --------------------------------          --------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                1,121,392          $18,848,594              891,043          $15,108,000
Shares issued to shareholders in
  reinvestment of distributions                 --                   --                 75,054            1,231,647
Shares reacquired                           (732,139)         (12,159,678)          (1,108,903)         (18,707,421)
                                         -----------          -----------          -----------          -----------
    Net increase (decrease)                  389,253          $ 6,688,916             (142,806)         $(2,367,774)
                                         ===========          ===========          ===========          ===========

Class I shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                         --------------------------------          --------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                    6,429          $   109,347               39,692          $   703,033
Shares issued to shareholders in
  reinvestment of distributions                 --                   --                  2,856               47,760
Shares reacquired                             (3,906)             (66,447)             (54,674)            (956,873)
                                         -----------          -----------          -----------          -----------
    Net increase (decrease)                    2,523          $    42,900              (12,126)         $  (206,080)
                                         ===========          ===========          ===========          ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $1,871 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
At August 31, 2001, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $6,182 with Duetsche Bank.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MSF Series Trust I and Shareholders of
MFS Research Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Growth and Income Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Growth and Income Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                               ERNST & YOUNG LLP
Boston, Massachusetts
October 5, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

MFS(R) RESEARCH GROWTH AND INCOME FUND

TRUSTEES                                                ASSISTANT TREASURERS
Marshall N. Cohan + - Private Investor                  Mark E. Bradley*
                                                        Robert R. Flaherty*
Lawrence H. Cohn, M.D. + - Chief of Cardiac             Laura F. Healy*
Surgery, Brigham and Women's Hospital;                  Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                        SECRETARY
The Hon. Sir J. David Gibbons, KBE + - Chief            Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.              ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Abby M. O'Neill + - Private Investor
                                                        CUSTODIAN
Walter E. Robb, III + - Principal, Robb                 State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.             AUDITORS
(office services)                                       Ernst & Young LLP

Arnold D. Scott* - Senior Executive                     INVESTOR INFORMATION
Vice President and Director,                            For information on MFS mutual funds, call
MFS Investment Management                               your investment professional or, for an
                                                        information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief                 any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                       Eastern time (or leave a message anytime).
Management
                                                        INVESTOR SERVICE
J. Dale Sherratt + - President, Insight Resources,      MFS Service Center, Inc.
Inc. (acquisition planning specialists)                 P.O. Box 2281
                                                        Boston, MA 02107-9906
Ward Smith + - Private Investor
                                                        For general information, call toll free:
INVESTMENT ADVISER                                      1-800-225-2606 any business day from
Massachusetts Financial Services Company                8 a.m. to 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                   For service to speech- or hearing-impaired
                                                        individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                             business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                             time. (To use this service, your phone must be
500 Boylston Street                                     equipped with a Telecommunications Device for
Boston, MA 02116-3741                                   the Deaf.)

CHAIRMAN AND PRESIDENT                                  For share prices, account balances, exchanges,
Jeffrey L. Shames*                                      or stock and bond outlooks, call toll free:
                                                        1-800-MFS-TALK (1-800-637-8255)
ASSOCIATE DIRECTOR OF EQUITY RESEARCH                   anytime from a touch-tone telephone.
Michael A. Lawless*
                                                        WORLD WIDE WEB
TREASURER                                               www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) RESEARCH GROWTH                                            -------------
AND INCOME FUND                                                      PRSRT STD
                                                                  U. S. Postage
[logo] M F S(R)                                                       Paid
INVESTMENT MANAGEMENT                                                  MFS
                                                                  -------------
500 Boylston Street
Boston, MA 02116- 3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                  MRG-2 10/01 27M 91/291/391/891